UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                              FORM 8-K



                           CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  Date of Report:  January 17, 1997




                   ELECTRONIC SYSTEMS TECHNOLOGY INC.
                      (A Washington Corporation)

                      Commission File no. 2-92949-S
                IRS Employer Identification no. 91-1238077

                           415 N. Quay St. #4
                          Kennewick  WA  99336
                  (Address of principal executive offices)


       Registrant's telephone number, including area code:(509) 735-9092





























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ITEM 5.  OTHER EVENTS

On January 17, 1997, the Company issued a press release announcing the Federal Communication Commission (FCC) type approval of its newest product, the ESTeem(tm) 192C wireless modem. This press release dated
January 17, 1997, is incorporated by reference and attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
STATEMENTS, AND EXHIBITS.

	Exhibit 99.1 -Press release issued January 17, 1997














































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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.


/s/ T. L. KIRCHNER

By: T.L. Kirchner
President
Date:  January 23, 1997